As filed pursuant to Rule 497(e)

under the Securities Act of 1933

Registration No. 033-75292

811-03240

The Variable Annuity Life Insurance Company

Separate Account A

Portfolio Director

Portfolio Director 2

Portfolio Director Plus

Fixed and Variable Annuity

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2003

June 30, 2003

Please note the following changes:

Effective June 30, 2003, the VALIC Company I Opportunities Fund has changed its name to the Growth Fund. The Fund's investment objective has not changed. The Fund has adopted a principal investment strategy of investing mainly in common stocks of U.S. companies, with a focus on growth stocks (those the subadviser believes whose earnings will grow faster than the economy, with a resultant price increase). Please see your VALIC Company I prospectus for more information on this fund.

Effective June 13, 2003, the Evergreen Value Fund merged into the Evergreen Equity Income Fund. This merger was approved by shareholders on May 30, 2003. The investment objective of the Equity Income Fund is to seek current income and capital growth in the value of its shares. The Fund normally invests at least 80% of its assets in equity securities including common stocks and securities convertible into common stocks across all market capitalizations that on the purchase date pay a yield higher than the average yield of companies included in the Russell 1000(r) Value Index. Please see the prospectus for the Evergreen Domestic Equity Funds II for more information on this fund.

VL 10855-1